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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                 ______________

                                   FORM 8-K/A
                                 ______________

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report March 18, 1997
              (Date of earliest event reported):  January 3, 1997



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)




            GEORGIA                      0-26298                  58-1817306
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                              Identification No.)



    1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                     30319
      (Address of principal executive offices)                   (Zip Code)




                                 (404) 467-3000
               (Company's telephone number, including area code)



     This Form 8-K/A amends Registrant's previously filed Form 8-K, which was dated and filed on or about January 16, 1997.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.

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                                                                    Page 1 of 48
                                                         Exhibit Index on Page 4


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following combined financial statements for SupplyTech, Inc. and SupplyTech International, LLC are attached hereto as Exhibit 99.4:

     -    Independent Auditors' Report - KPMG Peat Marwick LLP - 1996
     -    Independent Auditors' Report - Ciulla, Smith & Dale, LLP - 1995 and
          1994
     -    Combined Balance Sheets as of December 31, 1996 and 1995
     - Combined Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994
     -    Combined Statements of Shareholders' Equity (Deficit) for the
          Years Ended December 31, 1996, 1995 and 1994
     - Combined Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994
     - Notes to Combined Financial Statements for the Years Ended December 31, 1996, 1995 and 1994

(b) Pro Forma Financial Information. Attached hereto as Exhibit 99.5 are the unaudited pro forma consolidated condensed balance sheet of Harbinger Corporation as of December 31, 1996 and the unaudited pro forma consolidated condensed statements of operations of Harbinger Corporation for each of the years in the three-year period ended December 31, 1996.


(c)  Exhibits.

     * 2.1 Merger Agreement, dated January 3, 1997 between the Company, Harbinger Acquisition Corporation II and SupplyTech, Inc.

     * 2.2    Georgia Certificate of Merger.

     * 2.3    Michigan Certificate of Merger.

     * 4.1    Registration Rights Amendment.

     *99.1    Text of Press Release of Harbinger Corporation, dated January 6,
              1997.

      99.2 Employment Agreement, effective January 3, 1997 by and between Harbinger Corporation and Ted A. Annis.

      99.3 Employment Agreement, effective January 3, 1997 by and between Harbinger Corporation and A. Gail Jackson.

      99.4 Audited combined financial statements of SupplyTech, Inc. and SupplyTech International, LLC for the years ended December 31, 1996, 1995 and 1994.

      99.5 Unaudited pro forma consolidated condensed financial information of Harbinger Corporation as of December 31, 1996 and for each of the years in the three-year period ended December 31, 1996.

      ---------------------
      *  Previously filed


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HARBINGER CORPORATION



                                    /s/ Joel G. Katz
                                  ---------------------------------------
                                  JOEL G. KATZ
                                  Chief Financial Officer
                                  (Principal Financial Officer;
                                  Principal Accounting Officer)



Date:  March 18, 1997

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                                 EXHIBIT INDEX




Exhibit                                                                          Page No.
-------                                                                          --------
 * 2.1   Merger Agreement, dated January 3, 1997 between the Company,
         Harbinger Acquisition Corporation II and SupplyTech, Inc.

 * 2.2   Georgia Certificate of Merger.

 * 2.3   Michigan Certificate of Merger.

 * 4.1   Registration Rights Amendment.

 *99.1   Text of Press Release of Harbinger Corporation, dated January 6, 1997.

  99.2   Employment Agreement, effective January 3, 1997 by and between              5
         Harbinger Corporation and Ted A. Annis.

  99.3   Employment Agreement, effective January 3, 1997 by and between             13
         Harbinger Corporation and A. Gail Jackson.

  99.4   Audited combined financial statements of SupplyTech, Inc. and              21
         SupplyTech International, LLC for the years ended December 31, 1996,
         1995 and 1994.

  99.5   Harbinger Corporation unaudited pro forma consolidated condensed           41
         financial information as of December 31, 1996 and for each of the years in the three-year period ended December 31, 1996.




--------------------------
*    Previously filed


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